ARK FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

                      SUPPLEMENT DATED OCTOBER 15, 2001 TO
            THE INSTITUTIONAL CLASS PROSPECTUS DATED AUGUST 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

CALUM GRAHAM IS NOW THE PORTFOLIO MANAGER FOR THE EMERGING MARKETS EQUITY PORTFOLIO, REPLACING SUSANNAH SMYLY. THE FOLLOWING BIOGRAPHICAL INFORMATION FOR MR. GRAHAM REPLACES THE INFORMATION FOR MS. SMYLY FOUND UNDER THE HEADING "PORTFOLIO MANAGERS" ON PAGE 53 OF THE PROSPECTUS.

Calum Graham is manager of the Emerging Markets Equity Portfolio. Mr. Graham is also the Director of Emerging Markets for AIB Govett, Inc., and Director of Govett Investment Management Ltd., where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 9 years of experience in the investment industry.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE